SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 15, 2003


                               Eagle Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


                           Maryland 0-25923 52-2061461
       (State or other jurisdiction (Commission file number) (IRS Employer of incorporation) Number)


                 7815 Woodmont Avenue, Bethesda, Maryland 20814
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 301.986.1800

Item 5.  Other Events
---------------------

         On July 15, 2003, Eagle Bancorp, Inc. issued the press release attached as exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not Applicable.

(c)  Exhibits.

99       Press Release dated  July 15, 2003


Item 9. Regulation FD Disclosure.
---------------------------------

         In accordance with the guidance provided in Release Nos. 33-8216, 34-47583, the Company furnishes under this Item 9 the information furnished under Item 12 hereof.

Item 12. Results of Operations and Financial Condition.
-------------------------------------------------------

         On July 15, 2003, Eagle Bancorp, Inc. issued the press release attached hereto as exhibit 99.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EAGLE BANCORP, INC.



                                            By:  /s/ Ronald D. Paul
                                               ---------------------------------
                                               Ronald D. Paul, President, Chief
                                               Executive Officer

Dated: July 15, 2003